UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

February 15, 2024

ChampionX Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-38441	82-3066826
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2445 Technology Forest Blvd Building 4, 12th Floor The Woodlands, Texas 77381
(Address of principal executive offices and zip code)

(281) 403-5772

Registrant’s telephone number, including area code

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $.01 par value	CHX	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.

On February 15, 2024, the Board of Directors of ChampionX Corporation (the “Company”) approved the ChampionX Corporation Amended and Restated Senior Executive Change-in-Control Severance Plan (the “Amended CIC Severance Plan”), which became effective as of February 15, 2024. The Amended CIC Severance Plan replaces the previously adopted ChampionX Corporation Senior Executive Change-In-Control Severance Plan and provides severance benefits to executive officers and certain other key executives of the Company in the event of a qualifying termination in connection with a “change in control” (as defined in the Amended CIC Severance Plan).

Under the Amended CIC Severance Plan, if a participant’s employment is terminated by the Company without “cause” or by the executive for “good reason” (each, as defined in the Amended CIC Severance Plan), during the eighteen-month period following a change in control, the Company will provide such participant with the following severance benefits: (i) a lump sum cash payment equal to a multiple (three (3.0) for the Chief Executive Officer and two and a half (2.5) for all other participants) of the sum of the participant’s base salary and target annual incentive bonus; (ii) a lump sum cash payment equal to the participant’s pro-rata target bonus for the year of termination and (iii) a lump sum cash payment equal to eighteen months of COBRA health continuation coverage premium costs for the participant and his or her eligible dependents. Payment of severance benefits under the Amended CIC Severance Plan is subject to the participant’s timely execution of a release of claims and compliance with customary confidentiality, non-competition, non-solicitation and non-disparagement covenants.

The above summary of the Amended CIC Severance Plan does not purport to be complete and is qualified in its entirety by reference to the full text of the Amended CIC Severance Plan, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1	ChampionX Corporation Amended and Restated Senior Executive Change-in-Control Severance Plan, effective February 15, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Champion X Corporation

Date: February 21, 2024	By:	/s/ Julia Wright
Julia Wright
Senior Vice President, General Counsel and Secretary